                                                                      EXHIBIT A

                                  THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                        BOATMEN'S AUTO TRUST 1995-A DISTRIBUTION DATE STATEMENT TO
                                             CERTIFICATEHOLDERS
                                             DECEMBER 16, 1996

Principal Distribution Amount                                                             $0.00
Principal Per $1,000 Certificate                                                          $0.00

Interest Distribution Amount                                                            $64,228
Interest Per $1,000 Certificate                                                           $5.29

Note Balance:
   Class A-1 Notes                                                                        $0.00
   Class A-2 Notes                                                               $29,107,873.49
   Class A-3 Notes                                                              $101,576,574.00

Note Pool Factor:
   Class A-1 Notes                                                                    0.0000000
   Class A-2 Notes                                                                    0.2787390
   Class A-3 Notes                                                                    1.0000000

Certificate Balance                                                              $12,137,649.00

Certificate Pool Factor                                                               1.0000000

Servicing Fee                                                                       $125,666.34
Servicing Fee Per $1,000 Certificate                                                      $0.41

                                    9